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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                 March 14, 2002


                            DUKE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      0-23977                51-0282142
(State or Other Jurisdiction of    (Commission File No.)       (IRS Employer
         Incorporation)                                      Identification No.)

526 South Church Street
Charlotte, North Carolina                                     28202-1904
(Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code: 704-594-6200

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Item 2.   Acquisition or Disposition of Assets

     On March 14, 2002, the registrant, a wholly owned subsidiary of Duke
Energy Corporation, completed its acquisition of Westcoast Energy Inc. pursuant to an arrangement under Section 192 of the Canada Business Corporations Act. The acquisition is further described in the registrant's Form 8-K Current Report filed March 29, 2002 and the exhibit to such report. The registrant hereby amends such report to include the financial statements and information described in Item 7 below.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     In accordance with the provisions of Item 7 of Form 8-K, the financial statements and pro forma financial information described below are hereby filed by amendment. The financial statements and notes in Exhibit 99.1 hereof contain information expressed solely in Canadian Dollars. Reference is made to Note 2 to the Unaudited Pro Forma Condensed Consolidated Financial Statements of the registrant, contained in Exhibit 99.2 hereof, for information relating to conversion of Westcoast Energy Inc.'s historical financial statements to US GAAP and US Dollars.

     The following exhibits are filed herewith, as further described in the attached Exhibit Index:

  Exhibit Number                              Description
  --------------                              -----------

       23.1         Consent of Independent Auditors
       99.1         Consolidated Financial Statements of Westcoast Energy Inc.
       99.2         Unaudited Pro Forma Condensed Consolidated Financial
                    Information

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DUKE CAPITAL CORPORATION


                                  By:   /s/  Keith G. Butler
                                        ----------------------------------------
                                        Keith G. Butler
                                        Senior Vice President and Controller

Dated: May 29, 2002

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                                  EXHIBIT INDEX

 Exhibit                              Description
 -------                              -----------

   23.1    Consent of Independent Auditors

   99.1    Consolidated Financial Statements of Westcoast Energy Inc.:

               Management Responsibility for Financial Reporting

               Auditors' Report

               Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999

               Consolidated Statements of Cash Flow for the years ended December 31, 2001, 2000 and 1999

               Consolidated Balance Sheets as of December 31, 2001 and 2000

               Consolidated Statements of Retained Earnings for the year ended December 31, 2001, 2000 and 1999

               Notes to Consolidated Financial Statements

   99.2    Unaudited Pro Forma Condensed Consolidated Financial Information

           The following unaudited pro forma financial information of the registrant is set forth in this Form 8-K/A:

               Condensed Consolidated Income Statement for the year ended December 31, 2000

               Condensed Consolidated Income Statement for the year ended December 31, 2001

               Condensed Consolidated Balance Sheet as of December 31, 2001

               Notes to Condensed Consolidated Financial Statements